Wall Street Series VUL

Variable Account C

Union Security Insurance Company

File No. 333-69327

Supplement Dated May 1, 2007 to the Prospectus
Dated May 1, 2007

Supplement Dated May 1, 2007 to Your Prospectus

Under the section, “Premiums,” the following bulleted paragraph is deleted and replaced with:

•                  If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy.  We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

This supplement should be retained with the prospectus for future reference.

HV-6106